EXHIBIT 99.1
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             IVOICE COMPLETES ACQUISITION OF THOMAS PHARMACEUTICALS

     THOMAS PHARMACEUTICALS BECOME'S WHOLLY-OWNED SUBSIDIARY OF IVOICE, INC.

MATAWAN, NJ, JANUARY 10, 2005 - iVoice, Inc (OTCBB: IVOC) announced today that it had acquired Thomas Pharmaceuticals, Ltd., through a merger, and has become a wholly-owned subsidiary of iVoice, Inc. Thomas Pharmaceuticals, develops and markets over the counter non-prescription healthcare products.

Tom Thomas, President of Thomas Pharmaceuticals, stated, "We entered into this transaction because we want to be part of creating a large, profitable, high-quality firm. iVoice's acquisition program and financial capabilities will allow us to realize our maximum potential. We look forward to becoming part of the iVoice team as we embark on the mission to create a dynamic success story that rewards both shareholders and employees." Thomas, added, "We anticipate that Acid+All will be sold through specialty drug stores, national chain drug stores, international airport shops and luxury hotels, primarily through point of purchase displays."

Jerry Mahoney, CEO of iVoice, remarked, "The Thomas team is exactly the type of professionals we want to work with. They have extensive expertise, stellar reputations and are outstanding individuals. Their affiliations with major advertising firms will continue to enhance our business." Mahoney added, "We continue to work to find and complete acquisitions that offer excellent growth potential, that are in viable and stable market segments and have management teams committed to success. With over $10.8 million in cash on our balance sheet, we believe we have the financial resources to move forward on this front."

THOMAS PHARMACEUTICALS LTD. develops and markets over the counter non-prescription healthcare products. The company focuses on high-end, branded consumables. Its first product, ACID+ALL, is a calcium-enriched, sugar free, anti-gas antacid tablet targeted to travelers, executives and baby boomers requiring antacid relief. The product is fully developed, and sample quantities have been submitted by an FDA approved contract manufacturer who can deliver production quantities within 60 days of receipt of a purchase order.
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About iVoice, Inc.
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iVoice has determined that the best way to create shareholder value, separate and apart from the operating performance of iVoice, is to implement new business opportunities by distributing shares of spin-offs to the Company's shareholders. The common stock distributions are part of a broader strategy relating to the transition of iVoice into a company focused on the development and licensing of proprietary technologies. We also continue to search for potential merger candidates with or without compatible technology and products, which management feels may make financing more appealing to potential investors.

Certain information included in this press release, may contain forward-looking statements about our current and expected performance trends, growth plans, business goals and other matters. These statements may be contained in our filings with the Securities and Exchange Commission, in our press releases, in other written communications, and in oral statements made by or with the approval of one of our authorized officers. Information set forth in this press release contains various "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the "Act") provides certain "safe harbor" provisions for forward-looking statements. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "predict," "project," "should," "will," and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.


SOURCE: IVOICE, INC.

CONTACT:  iVoice, Inc.
Dolores Serafin, 732-441-7700
Just say "Investor Relations"
investors@ivoice.com
http://www.ivoice.com
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